                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 8, 2004
                                 Date of Report
                        (Date of earliest event reported)



                             MAN SANG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       000-20877               87-0539570
  (State or other jurisdiction    (Commission File No.)      (IRS Employer
     of incorporation)                                     Identification No.)



         21st Floor, Railway Plaza, 39 Chatham Road South, Tsimshatsui,
               (Address of principal executive offices) (Zip Code)


                                 (852) 2317 5300
              (Registrant's telephone number, including area code)

ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 7, 2004, Man Sang Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Filing") reporting that the Company had dismissed Deloitte Touche Tohmatsu ("Deloitte") as its independent accountants. The Original Filing is incorporated herein by reference. This amendment to the Original Filing is being filed to include a letter from Deloitte, dated July 8, 2004 to the Securities and Exchange Commission, as required by Regulation S-K
Item 304(a)3. A copy of the letter is attached hereto as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16.1 Letter dated July 8, 2004 from Deloitte Touche Tohmatsu to the Securities and Exchange Commission.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       July 12, 2004

                                          By: /s/     CHENG Tai Po
                                              ---------------------------------
                                          CHENG Tai Po
                                          Vice Chairman of the Board